DELAWARE GROUP® ADVISER FUNDS

Delaware Diversified Income Fund (the "Fund")

Supplement to the Fund's Statutory Prospectus dated February 28, 2018

Effective the date of this supplement, the following replaces the information in the section entitled "Fund summary – Who manages the Fund? – Investment manager":

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Roger A. Early, CPA, CFA	Executive Director, Global Co-Head of Fixed Income	May 2007
Paul Grillo, CFA	Senior Vice President, Chief Investment Officer — Diversified Income	February 2001
J. David Hillmeyer, CFA	Executive Director, Head of Multisector/Global Fixed Income — Macquarie Investment Management, Americas	February 2011
Brian C. McDonnell, CFA	Executive Director, Head of US Fixed Income	February 2015
Adam H. Brown, CFA	Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager	November 2015
John P. McCarthy, CFA	Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager	July 2016

Effective the date of this supplement, the following replaces the biographical information in the section entitled "Who manages the Fund – Portfolio managers":

Portfolio managers

Roger A. Early, Paul Grillo, J. David Hillmeyer, Brian C. McDonnell, Adam H. Brown, and John P. McCarthy have primary responsibility for making day-to-day investment decisions for the Fund.

Roger A. Early, CPA, CFA Executive Director, Global Co-Head of Fixed Income
 Roger A. Early is global co-head of the firm's fixed income team. He rejoined Macquarie Investment Management (MIM) in March 2007 as a member of the firm's taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. He became head of fixed income investments in the Americas in February 2015. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left the firm as head of its US investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining the firm in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor's degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Paul Grillo, CFA Senior Vice President, Chief Investment Officer — Diversified Income
 Paul Grillo is a member of the firm's taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm's asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He joined Macquarie Investment Management (MIM) in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as lead portfolio manager for the firm's Diversified Income products and has been influential in the growth and distribution of the firm's multisector strategies. Prior to joining the firm, Grillo was a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor's degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

J. David Hillmeyer, CFA  Executive Director, Head of Multisector/Global Fixed Income — Macquarie Investment Management, Americas
 J. David Hillmeyer is head of multisector/global fixed income in the Americas.  He is co-portfolio manager for the fixed rate diversified multisector, core plus, and investment grade corporate bond strategies. Prior to joining Macquarie Investment Management (MIM) in August 2007 as a vice president and corporate bond trader, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager / trader, and quantitative analyst. He began his career as an investment advisor in January 1989 at Shawmut Bank, leaving the firm as an investment officer in November 1995. Hillmeyer earned his bachelor's degree from Colorado State University, and he is a member of the CFA Society of Philadelphia and the Philadelphia Council for Business Economics.

Brian C. McDonnell, CFA   Executive Director, Head of US Fixed Income
 Brian C. McDonnell is a member of the firm's taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He joined Macquarie Investment Management (MIM) , in March 2007 as a vice president and senior structured products analyst/trader, assuming portfolio management responsibilities in 2009. Prior to joining the firm, he was a managing director and head of fixed income trading at Sovereign Securities, where he was responsible for risk management and hedging of the firm's holdings. Earlier in his career, he spent more than 10 years in various fixed income capacities with Prudential Securities in New York. McDonnell has a bachelor's degree in finance from Boston College, and he is a member of the CFA Society of Philadelphia.

Adam H. Brown, CFA Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager
 Adam H. Brown is a senior portfolio manager and co-head of the firm's high yield strategies. He manages the bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Investment Management (MIM) in April 2011 as part of the firm's integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm's collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor's degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

John P. McCarthy, CFA Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager
 John P. McCarthy is a senior portfolio manager and co-head for the firm's high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research on the firm's taxable fixed income team. McCarthy rejoined Macquarie Investment Management (MIM) in March 2007 as a senior research analyst, after he worked in the firm's fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor's degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated January 23, 2019.